SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Amended as of November 21, 2024)

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund	N/A

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund

JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

JPMorgan Securities Lending Money Market Fund	N/A

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund	N/A

JPMorgan Europe Dynamic Fund	JPMorgan Intrepid European Fund and JPMorgan Fleming Intrepid European Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan Equity Premium Income Fund	N/A

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Hedged Equity Fund	N/A

JPMorgan Hedged Equity 2 Fund	N/A

JPMorgan Hedged Equity 3 Fund	N/A

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Hedged Equity Fund[1]	N/A

JPMorgan International Focus Fund	JPMorgan International Unconstrained Equity Fund (name effective until 4/20/20)

JPMorgan Developed International Value Fund	JPMorgan International Value Fund (name effective until 9/13/23), JPMorgan Fleming International Value Fund

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)

[1]	To be liquidated and reorganized under the JPMorgan International Hedged Equity Laddered Overlay ETF mid 2025.

Current Name	Prior Name
JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Preferred and Income Securities Fund	N/A

JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)

JPMorgan Small Cap Blend Fund	JPMorgan Dynamic Small Cap Growth Fund and JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan SMID Cap Equity Fund	JPMorgan Intrepid Mid Cap Fund (name effective until 11/1/20), One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan U.S. Applied Data Science Value Fund[2]	JPMorgan Intrepid Value Fund (name effective until 6/30/21)

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund	JPMorgan Intrepid Growth Fund

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan Disciplined Equity Fund (name effective until 11/1/17)

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund

JPMorgan U.S. Sustainable Leaders Fund	JPMorgan Intrepid Sustainable Equity Fund, JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 4/30/13)

JPMorgan U.S. Value Fund	JPMorgan Growth and Income Fund (name effective until 11/1/20)

JPMorgan Value Advantage Fund	N/A

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Commodities Strategy Fund	N/A

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Corporate Bond Fund	N/A

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Floating Rate Income Fund	N/A

JPMorgan Global Bond Opportunities Fund	N/A

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan Income Fund	N/A

[2]	To be liquidated and reorganized under the JPMorgan Fundamental Data Science Large Value ETF mid 2025.

Current Name	Prior Name
JPMorgan Managed Income Fund	N/A

JPMorgan Mortgage-Backed Securities Fund[3]	One Group Mortgage-Backed Securities Fund

JPMorgan Municipal SMA Fund	N/A

JPMorgan National Municipal Income Fund	JPMorgan Intermediate Tax Free Income Fund, JPMorgan Intermediate Tax Free Bond Fund (name effective until 8/15/22)

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short Duration Core Plus Fund	JPMorgan Short Duration High Yield Fund

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Tax Aware Income Opportunities Fund	N/A

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Total Return Fund	N/A

JPMorgan Ultra-Short Municipal Fund	N/A

JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2020 Fund[4]	N/A

JPMorgan SmartRetirement 2025 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2035 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

JPMorgan SmartRetirement 2045 Fund	N/A

JPMorgan SmartRetirement 2050 Fund	N/A

JPMorgan SmartRetirement 2055 Fund	N/A

JPMorgan SmartRetirement 2060 Fund	N/A

JPMorgan SmartRetirement 2065 Fund	N/A

JPMorgan SmartRetirement Blend Income Fund	N/A

[3]	To be liquidated and reorganized under the JPMorgan Mortgage-Backed Securities ETF mid 2025.
[4]	To be reorganized into the JPMorgan SmartRetirement Income Fund on or about April 25, 2025.

JPMorgan SmartRetirement Blend 2020 Fund[5]	N/A

JPMorgan SmartRetirement Blend 2025 Fund	N/A

JPMorgan SmartRetirement Blend 2030 Fund	N/A

JPMorgan SmartRetirement Blend 2035 Fund	N/A

JPMorgan SmartRetirement Blend 2040 Fund	N/A

JPMorgan SmartRetirement Blend 2045 Fund	N/A

JPMorgan SmartRetirement Blend 2050 Fund	N/A

JPMorgan SmartRetirement Blend 2055 Fund	N/A

JPMorgan SmartRetirement Blend 2060 Fund	N/A

JPMorgan SmartRetirement Blend 2065 Fund	N/A

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

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J.P. Morgan Fleming Mutual Fund Group, Inc.		JPMORGAN DISTRIBUTION SERVICES, INC.

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Trust IV

Each on behalf of itself and each of its Funds

By:	/s/ Timothy J. Clemens	By:	/s/ Brian S. Shlissel
Name:	Timothy J. Clemens	Name:	Brian S. Shlissel
Title:	Treasurer	Title:	Managing Director

[5]	To be reorganized into the JPMorgan SmartRetirement Blend Income Fund on or about April 25, 2025.